UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2007
KRAFT FOODS INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois (Address of Principal executive offices)		60093-2753 (Zip Code)
Registrant’s Telephone number, including area code: (847) 646-2000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed with this Form 8-K:

Exhibit	Registration Number 333-113620
Number	Exhibit Number	Description

5.1	5.1	Opinion dated August 8, 2007 of Sidley Austin LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

Date: August 13, 2007	/s/ CAROL J. WARD

Name: Carol J. Ward
Title: Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit	Registration Number 333-113620
Number	Exhibit Number	Description

5.1	5.1	Opinion dated August 8, 2007 of Sidley Austin LLP